UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2019.MARKETAXESS HOLDINGS INC. MARKETAXESS HOLDINGS INC. 55 HUDSON YARDS 15TH FLOOR NEW YORK, NY 10001 Meeting Information Meeting Type: Annual Meeting For holders as of: April 8, 2019 Date: June 5, 2019 Time: 10:00 AM EDT Location: MarketAxess Holdings Inc. 55 Hudson Yards 15th Floor New York, NY 10001 You are receiving this communication because you hold shares in the company named above. This is not a ballot.  You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy www.proxyvote.com(see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E74669-P1675

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: COMBINED STOCKHOLDER LETTER PROXY STATEMENT AND 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E74670-P16751

Voting items 1c. Steven l. Begleiter 1a. Richard m. Mcvey 1b. Nancy altobello 1f. Christopher r. Concannon 1d. Stephen p. Casper 1e. Jane chwick 1i. Emily h. Portney 1g. William f. Cruger 1h. Richard g. Ketchum 1j. John steinhardt note: unless otherwise specified by the undersigned, this proxy will be voted for the election of the nominees for director listed and for proposals 2 and 3, and will be voted by the proxyholders at their discretion as to any other matters properly transacted at the meeting or at any postponement or adjournment thereof. 1. Election of directors nominees: the board of directors recommends you vote for the following: the board of directors recommends you vote for proposals 2 and 3: 2. To ratify the appointment of pricewaterhousecoopers llp as the company's independent registered public accounting firm for the year ending december 31, 2019. 3. To approve, on an advisory basis, the compensation of the company's named executive officers as disclosed in the 2019 proxy statement. E74671-p1671

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